HELD FOR SALE AND DISCONTINUED OPERATIONS	6 Months Ended
Jun. 30, 2023
Held For Sale and Discontinued Operations [Abstract]
Held for sale and discontinued operations	HELD FOR SALE AND DISCONTINUED OPERATIONS
The following table provides the details over assets and liabilities classified as held-for-sale as of:

	Assets held-for-sale		Liabilities held-for-sale
	June 30, 2023	December 31, 2022	June 30, 2023	December 31, 2022
Russia	4,792	5,792	4,624	4,232
Total assets and liabilities held for sale	4,792	5,792	4,624	4,232
The following table provides the details of profit / (loss) after tax from discontinued operations for the periods ended June 30:

	2023	2022

Russia	470	(318)
Algeria	—	122
Total profit / (loss) after tax from discontinued operations	470	(196)

Announced sale of Russia operations

On November 24, 2022, VEON entered into an agreement (“SPA”) to sell VEON’s Russian operations to certain senior members of the management team of PJSC VimpelCom (“VimpelCom”), led by its current CEO, Aleksander Torbakhov. Under the agreement, VEON will receive total consideration of RUB 130 billion (approximately US$1,494 as of June 30, 2023). It is expected that the consideration will be paid primarily by VimpelCom taking on and discharging certain VEON Holdings B.V.’s debt, thus significantly deleveraging VEON’s balance sheet. The SPA contains provisions amongst others that in the event
Vimpelcom acquires VEON Holdings B.V.’s debt in excess of the sales consideration, VEON will work with the purchasers to satisfy its obligations to them as a bondholder. The transaction is subject to certain closing conditions including the receipt of requisite regulatory approvals and licenses from relevant government authorities in Russia and Western jurisdictions (United States, United Kingdom, European Union, and Bermuda) for the proposed structure of the sale. Further, as of June 30, 2023, VEON has entered the final stages in the closing of the sale of its Russia operations having obtained the Russian regulatory approvals, OFAC license and required UK and Bermuda authorizations and having submitted all necessary documentation to Euroclear, Clearstream and registrars for cancellation of VEON’s Eurobonds held by its subsidiary PJSC VimpelCom to satisfy the remaining closing conditions in accordance with the terms of the SPA.
Given the approvals and licenses required, the completion of the sale could be influenced by the political situation in Russia as well as the subsequent responses from Western jurisdictions. However, management continues to maintain that the sale is highly probable and the transaction is expected to be completed in 2023. Therefore, as a result of the expected disposal, VEON has classified its Russian operations as held-for-sale and discontinued operations upon the signing of the agreement on November 24, 2022 and maintains this classification as of June 30, 2023. In connection with this classification, the Company no longer accounts for depreciation and amortization expenses of the assets of its Russian operations. The results for Russia in the consolidated income statements and the consolidated statements of cash flows for 2023 and 2022 have been presented separately.
The following table shows the assets and liabilities classified as held-for-sale relating to Russia as of:

	June 30, 2023	December 31, 2022
Property and equipment	3,454	3,941
Intangible assets excl. goodwill	384	356
Goodwill	217	617
Deferred tax assets	—	78
Other non-current assets	75	50

Inventories	80	113
Trade and other receivables	284	367
Other current assets	298	270
Total assets held for sale	4,792	5,792

Non-current liabilities	3,661	2,952
Debt and Derivatives - NCL	3,611	2,888
Other non-current liabilities	50	64

Current liabilities	963	1,280
Trade and other payables	452	691
Debt & Derivatives - CL	261	306
Other non-financial liabilities	250	283
Total liabilities held for sale	4,624	4,232

Debt and derivatives include bank loans and bonds, including interest accrued, for which the fair value is equal to US$3,843 (2022: US$1,247), and Lease Liabilities, for which fair value has not been determined.

Net assets of the discontinued operations of Russia includes US$3,208 (2022: US$2,964) relating to cumulative currency translation losses as of June 30, 2023, which is accumulated in equity through other comprehensive income and will be recycled through the consolidated income statement upon the completion of the sale.

The following table shows the profit/(loss) and other comprehensive income relating to Russia operations for the periods ended June 30, 2023:

	Six-month period
Income statement and statement of comprehensive income	2023	2022

Operating revenue	1,881	1,910
Operating expenses **	(1,355)	(2,132)
Other expenses	(2)	(83)
Profit / (loss) before tax for the period	524	(305)
Income tax benefit / (expense)	(54)	(13)
Profit / (loss) after tax for the period	470	(318)

Other comprehensive income / (loss) *	(245)	179
Total comprehensive income / (loss)	225	(139)

* Other comprehensive income is relating to the foreign currency translation of discontinued operations.

** In 2022, operating expenses include an impairment of US$446 against the carrying value of goodwill in Russia recorded in the first quarter.

Russia impairment losses 2023

As of June 30, 2023, VEON recorded an impairment of US$281 against the carrying value of goodwill in Russia, resulting in a reduced carrying value of US$168 at the reporting date of which the VEON share amounts to US$152, excluding non-controlling interest.

The recoverable amount of the net assets held for sale of US$152 as of June 30, 2023 was determined based on the fair value less costs of disposal and represents the remaining portion of the sales proceeds as per SPA (Level 2 in the fair value hierarchy). This equates to the value of the VEON bonds remaining to be purchased by PJSC VimpelCom to reach the sales consideration of RUB 130 billion.

Russia impairment losses 2022

The conflict between Russia and Ukraine started on February 24, 2022 and has impacted our operations in Russia.

In response to the events in Ukraine, wide-ranging economic sanctions and trade restrictions were imposed on Russia by the United States, the European Union (and individual EU member states), the United Kingdom, as well as other countries which have targeted individuals and entities as well as large aspects of the Russian economy, including freezing the assets of Russia’s central bank, other Russian financial institutions, and individuals, removing selected Russian banks from the Swift banking system, and curbing certain products exported to Russia. Furthermore, as a response to the imposed sanctions, Russia introduced a number of counter-sanctions aimed at stabilizing domestic financial markets. These, among other things, include restrictions related to capital and foreign exchange controls, restrictions on lending to foreign (non-Russian) persons, restrictions on foreign persons’ transactions with Russian securities and real estate and limitations on export and import of certain goods into and outside Russia.

The above factors resulted in an impairment of US$446 against the carrying value of goodwill in Russia as of March 31, 2022. There were no triggering events indicating any impairment or decline in the fair value of Russian operations subsequent to its measurement as held for sale and discontinued operations.

The recoverable amount of the CGU of US$1,886 as of March 31, 2022 was determined based on fair value less costs of disposal calculations (Level 3 in the fair value hierarchy) using a discounted cash flow model, based on cash flow projections from business plans prepared by management.

	March 31, 2022 ***			September 30, 2021
Key assumptions – Russia CGU	Explicit forecast period	Terminal period	Combined average *	Explicit forecast period	Terminal period	Combined average *

Discount rate	—%	—%	20.5%	—%	—%	9.3%
Average annual revenue growth rate	6.2%	1.6%	5.5%	5.0%	1.6%	4.4%
Average operating margin	32.4%	35.0%	32.8%	33.2%	35.5%	33.6%
Average CAPEX / revenue **	20.3%	18.0%	19.9%	25.4%	21.0%	24.7%
* Combined average for 2022 is based on an explicit forecast period consisting of five years forecast plus the latest estimate for 2022 (2022-2027) and terminal period in 2028, and for the comparative period 2021 the combined average is based on the explicit forecast period of five years (2022-2026) and terminal period in 2027.
** CAPEX excludes licenses and ROU.

*** The growth rates as of March 31, 2022, in the explicit forecast period and the combined average, were revised to conform the growth rates applied in the calculation of the recoverable amount in the first quarter of 2022.

The fair value less cost of disposal (''FVLCD'') for Russian operations as of September 30, 2022 (date of the annual impairment test) was based on the expected sales proceeds from third party bids which have been substantiated by the share price consideration of RUB 130 billion (approximately US$1,900 as of December 31, 2022) reflected in the SPA signed on November 24, 2022 (Level 2 in the fair value hierarchy). The fair value represented by the SPA exceeded the carrying value of the Russia CGU as of September 30, 2022, therefore no impairment was recorded. There were no triggering events indicating any impairment or decline in the fair value of Russian operations subsequent to its measurement as held for sale and discontinued operations as of December 31, 2022.
Exercised Put option to sell entirety of its stake in Omnium Telecom Algerie SpA

On July 1, 2021, VEON exercised its put option to sell the entirety of its 45.57% stake in its Algerian subsidiary, Omnium Telecom Algerie SpA (Algeria) to the Fonds National d'Investissement (FNI). Omnium owns Algerian mobile network operator, Djezzy. Under the terms of the Shareholders' Agreement, the transaction was completed on August 5, 2022 for a cash sale price of US$682 and control of Algeria was transferred to FNI. Refer to the table below for the results of the transaction.

On July 1, 2021, the Company classified its operations in Algeria as held-for-sale and discontinued operations. Following the classification as a disposal group held-for-sale, the Company did not account for depreciation and amortization expenses of Algeria assets. On August 5, 2022, the sale was completed and the net assets were disposed. The results for Algeria in the consolidated income statements and the consolidated statements of cash flows for 2022 were presented separately.